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                                                                   EXHIBIT 10(q)

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                            AMENDMENT NO. 1 TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT


THIS AMENDMENT NO. 1 ("Amendment") TO THE AMENDED AND RESTATED CREDIT AGREEMENT (the "Amended Credit Agreement") is entered into as of June 22, 1999, by and among SCIENTIFIC-ATLANTA, INC., a corporation organized under the laws of the state of Georgia (the "Borrower"), each of the financial institutions initially a signatory to the Amended Credit Agreement together with their assignees pursuant to Section 12.6(d) of the Amended Credit Agreement (collectively, the "Lenders"), THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents and NationsBank, N.A., formerly known as NationsBank of Georgia, National Association, as Administrative Agent (the "Agent"). Capitalized terms used but not defined herein shall have the meanings given such terms in the Amended Credit Agreement.

WHEREAS, the parties desire to amend the Amended Credit Agreement to address changes in certain representations and warranties of the Borrower which were required as a result of the events that have elapsed since the Existing Credit Agreement (as such term is defined in the Amended Credit Agreement) was executed;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby amend the Amended Credit Agreement as follows:

     Section 1. Section 6.1 of the Amended Credit Agreement is hereby amended by revising subsections (i), (j), (n) and (s) of such Section 6.1 to read in their entirety as set forth below:

     (i) Litigation.  Except as set forth on Schedule 6.1(i), (a) there are no
         ----------
     actions, suits or proceedings pending (nor, to the knowledge of the Borrower, are there any actions, suits or proceedings threatened) against or in any other way relating adversely to or affecting the Borrower, any Subsidiary or any other Loan Party or any of its respective property in any court or before any arbitrator of any kind or before or by any governmental body which, if adversely determined, could have a Material Adverse Effect, and (b) there are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to the Borrower, any Subsidiary or any other Loan Party which could have a Material Adverse Effect.

     (j) Taxes.  Except as set forth on Schedule 6.1(j), all federal, state and
         -----
     other tax returns of the Borrower, each Subsidiary and each other Loan Party required by Applicable Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Borrower, any Subsidiary and each Loan Party and its properties, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under
     Section 7.6. Except as set forth on Schedule 6.1(j), as of June 15, 1999, none of the United States income tax returns of the Borrower, its Subsidiaries or any other Loan Party are under audit. All charges, accruals and reserves on the books of the Borrower, each Subsidiary and each other Loan Party in respect of any taxes or other governmental charges are in accordance with GAAP.

     (n) Environmental Laws.  The Borrower, its Subsidiaries and each other
         ------------------
     Loan Party has obtained all Governmental Approvals which are required under Environmental Laws and is in compliance with all terms and conditions of such Governmental Approvals for those Governmental Approvals, the failure to obtain or the failure with which to comply, could have a Material Adverse Effect. Each of the Borrower, its Subsidiaries and each other Loan Party is also
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     in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws. Except for matters disclosed in Schedule 6.1(n) or matters which would not have a Material Adverse Effect, the Borrower is not aware of, and has not received notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which, with respect to the Borrower, its Subsidiaries and each other Loan Party, may interfere with or prevent compliance or continued compliance with Environmental Laws, or may give rise to any common-law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment of any Hazardous Material, and there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, notice or violation, investigation, or proceeding pending or, to the Borrower's knowledge, threatened, against the Borrower, its Subsidiaries and each other Loan Party relating in any way to Environmental Laws an adverse determination in respect of which would have a Material Adverse Effect.

     (s) Intellectual Property. Each of the Borrower, its Subsidiaries and
         ---------------------
     the other Loan Parties owns, is licensed to use or otherwise has the legal right to use, all patents, trademarks, trade names, copyrights, technology, licenses, franchises, trade secrets, know-how and processes used in or necessary for the conduct of its business as currently conducted that are material to the condition (financial or other), business or operations of such Person (collectively called "Intellectual Property"). Each of the Borrower, its Subsidiaries and the other Loan Parties has taken such steps as it has deemed necessary or appropriate to protect and preserve its rights in the Intellectual Property. Except as disclosed in Schedule 6.1(s), no material claim (which remains unsettled) has been asserted by any Person with respect to the use by the Borrower or any of its Subsidiaries of any Intellectual Property, or challenging or questioning the validity or effectiveness of any Intellectual Property, which claim if true could have a Material Adverse Effect. Except as disclosed in such
     Schedule 6.1(s), to the Borrower's knowledge, the use of such Intellectual Property by the Borrower, its Subsidiaries and the other Loan Parties, does not infringe on the rights of any Person, except for such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Borrower and it Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

     Section 2. The Amended Credit Agreement is hereby amended by adding the following Section 8.8 at the end of Article 8:

          Section 8.8 Supplements to Schedules.
                      ------------------------
          The Borrower shall be allowed to supplement in writing and deliver to the Agent revisions of the Schedules annexed to this Agreement to the extent necessary to disclose new or changed facts or circumstances after the date of the Amended Credit Agreement; provided, however, that (i) such subsequent disclosures shall not constitute a cure or waiver of any Default or Event of Default resulting from the matters so disclosed; and (ii) the Borrower may not request that the Lenders make any Loans or issue any new Letter of Credit until three (3) Business Days after the date of delivery of any such subsequent disclosure to the Agent. Further, the Requisite Lenders, in their reasonable discretion and as a result of such subsequent disclosure, may decide not to make additional Loans or issue new Letters of Credit hereunder if the Borrower is notified, within thirty (30) days of the Lenders' receipt of such subsequent disclosure, of such decision.
          Upon any such
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          notification to the Borrower, the Lenders shall not be obligated to make additional Loans or issue new Letters of Credit hereunder.

     Section 3. Schedule 6.1(f) to the Amended Credit Agreement, which was originally attached to the Existing Credit Agreement, is hereby replaced in its entirety with the Schedule 6.1(f) attached to this Amendment.

     Section 4. Schedule 6.1(i) to the Amended Credit Agreement, which was originally attached to the Existing Credit Agreement, is hereby replaced in its entirety with the Schedule 6.1(i) attached to this Amendment.

     Section 5. Schedule 6.1(j) to the Amended Credit Agreement, which was originally attached to the Existing Credit Agreement, is hereby replaced in its entirety with the Schedule 6.1(j) attached to this Amendment.

     Section 6. Schedule 6.1(n) attached to this Amendment is hereby added to the Amended Credit Agreement as a schedule thereto.

     Section 7. Schedule 6.1(s) to the Amended Credit Agreement, which was originally attached to the Existing Credit Agreement, is hereby replaced in its entirety with the Schedule 6.1(s) attached to this Amendment.

     Section 8.  Representations of Borrower.  The Borrower represents and
                 ---------------------------
warrants to the Agent and the Lenders that:

          (a) Authorization.  The Borrower has the right and power, and has
              -------------
     taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations under the Amended Credit Agreement as amended by this Amendment, in accordance with its terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Amended Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

          (b) Compliance with Laws, etc.  The execution and delivery by the
              -------------------------
     Borrower of this Amendment and the performance by the Borrower of the Amended Credit Agreement as amended by this Amendment, in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party; (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

     Section 9.  Reaffirmation of Representations and Warranties.  The Borrower
                 -----------------------------------------------
hereby represents that the representations and warranties, as amended by this Amendment, made or deemed made by the Borrower in the Loan Documents to which it is a party are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such
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representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Amended Credit Agreement.

     Section 10.  Certain References.  Each reference to the Credit Agreement or
                  ------------------
the Amended Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement as amended by this Agreement.

     Section 11.  Benefits.  This Amendment shall be binding upon and shall
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inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 12.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 13.  Effect.  Except as expressly herein amended, the terms and
                  ------
conditions of the Amended Credit Agreement shall remain in full force and effect.

     Section 14.  Effectiveness of Amendment.  This Amendment shall not be
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effective until its execution and delivery by all of the parties hereto whereupon it shall be deemed effective as of the date first written above.

     Section 15.  Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 16.  Definitions.  All capitalized terms not otherwise defined
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herein are used herein with the respective definitions given them in the Amended
Credit Agreement or incorporated into the Amended Credit Agreement from the Existing Credit Agreement.


                           [Signatures on Next Page]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the day and year first above written.


                               SCIENTIFIC-ATLANTA, INC.


                               By:  /s/ Wallace G. Haislip
                                  ------------------------------
                               Name:  Wallace G. Haislip
                                    ----------------------------
                               Title:  Sr. V.P. CFO
                                     ---------------------------

                               NATIONSBANK, N.A., individually and as
                                Administrative Agent


                               By: /s/ Pamela S. Kurtzman
                                  ------------------------------
                               Name:  Pamela S. Kurtzman
                                    ----------------------------
                               Title: Vice President
                                     ---------------------------

                               THE BANK OF NEW YORK, individually and
                                as Co-Agent


                               By: /s/ Robert Santoriello
                                  ------------------------------
                               Name: Robert Santoriello
                                    ----------------------------
                               Title: Assistant Vice President
                                     ---------------------------

                               ABN AMRO BANK N.V., acting through its
                                Atlanta Agency, individually and as Co-Agent


                               By: /s/ Steven L. Hipsman
                                  ------------------------------
                               Name: Steven L. Hipsman
                                    ----------------------------
                               Title: Vice President
                                     ---------------------------


                               By: /s/ Larry K. Kelley
                                  ------------------------------
                               Name: Larry K. Kelley
                                    ----------------------------
                               Title: Group Vice President
                                     ---------------------------

                      [Signatures Continued on Next Page]
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        [Signature Page to Amendment No. 1 to the Amended and Restated
                Credit Agreement with Scientific-Atlanta, Inc.]



                               AUSTRALIA AND NEW ZEALAND
                                BANKING GROUP LIMITED


                               By: /s/ Peter N. Gray
                                  -------------------------------
                               Name: Peter N. Gray
                                    -----------------------------
                               Title: Vice President
                                     ----------------------------

                               WACHOVIA BANK, N.A.


                               By: /s/ Karen H. McClain
                                  ------------------------------
                               Name: Karen H. McClain
                                    ----------------------------
                               Title: Senior Vice President
                                     ---------------------------

                               THE BANK OF TOKYO-MITSUBISHI
                                LIMITED


                               By: /s/ G. England
                                  ------------------------------
                               Name: G. England
                                    ----------------------------
                               Title: VP and Manager
                                     ---------------------------

                               FIRST UNION NATIONAL BANK


                               By: /s/ Irene M. Barton
                                  ------------------------------
                               Name: Irene M. Barton
                                    ----------------------------
                               Title: Vice President
                                     ---------------------------

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                                Schedule 6.1(f)


     Borrower has a lease with Wachovia Capital Markets, Inc. pursuant to which Borrower leases two buildings it recently built using funds borrowed from Wachovia Capital Markets, Inc. Borrower does not believe such lease is a Lien under the Amended Credit Agreement.
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                                Schedule 6.1(i)


     Gemstar Development Corporation and several of its affiliated companies, including Starsight Telecast, Inc. (collectively, "Gemstar"), have instituted litigation against Borrower in more than one jurisdiction alleging that Borrower has infringed Gemstar's patents and that Borrower has breached a settlement agreement with Gemstar. Borrower does not believe that these lawsuits, individually or collectively, will have a Material Adverse Effect on Borrower.

     Also, see Schedule 6.1(n).
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                                 Section 6.1(j)


     Borrower is delinquent in filing an informational return in India for its liaison office.

     The IRS is auditing (a) Borrower's original returns for fiscal years 1995, 1996 and 1997, and (b) Borrower's amended returns for fiscal years 1990, 1991, 1992, 1993, 1994, 1995 and 1996.

     Borrower is awaiting a final assessment notice from the state of California relating to a previously pending audit by the state of California.
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                                Schedule 6.1(n)


Crymes Landfill - Borrower is participating in a group with other potentially
---------------
responsible parties who transmitted waste to the Crymes Landfill in Gwinnett County. Borrower does not believe that any liability (including expenses) related to the Crymes Landfill cleanup will have a Material Adverse Effect on the Borrower.
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                                Schedule 6.1(s)


See Schedule 6.1(i).